Cash and cash equivalents and restricted cash	12 Months Ended
Dec. 31, 2025
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents and restricted cash

NOTE 3 – CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents and restricted cash consist of the following:

	December 31, 2025	December 31, 2024
Cash and cash equivalents	$402,783	$270,166
Restricted cash	186	29,623
Total cash and cash equivalents and restricted cash	$402,969	$299,789

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and cash equivalents in excess of government-provided insurance limits. Navios Partners also mitigates exposure to credit risk by dealing with a diversified group of major financial institutions.